EXHIBIT 24

                               POWER OF ATTORNEY

                        FORM S-8 REGISTRATION STATEMENT

     The undersigned hereby authorizes Sanford A. Belden as attorney-in-fact to execute in his name and to file any amendments, including post-effective amendments, to the Registration Statement on Form S-8 with respect to the Community Bank System, Inc. Employees Savings and Retirement Plan.

                                                  /s/ DAVID G. WALLACE
                                              ----------------------------
                                                       Signature

                                                      David G. Wallace
                                              ----------------------------
                                                       Print Name



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                             SCHEDULE TO EXHIBIT 24

                     PURSUANT TO ITEM 601 OF REGULATION S-K

     The foregoing form of Power of Attorney has also been signed by the following members of the Company's Board of Directors:

                                              Earl W. MacArthur
                                              William D. Stalder
                                              Lee T. Hirschey
                                              Richard C. Cummings
                                              William M. Dempsey
                                              William N. Sloan
                                              John M. Burgess
                                              James A. Gabriel
                                              Hugh G. Zimmer
                                              Benjamin Franklin